2014 Third Quarter and YTD Results October 28, 2014 ©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide. Exhibit 99.2

Forward-Looking Statements

This presentation and comments made by management contain forward-
looking statements including, among others, statements regarding the expected future operating results of TSYS. These statements are based on management’s current expectations and assumptions and are subject to risks, uncertainties and changes in circumstances.  Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words
“believe,” “expect,” “anticipate,” “intend,” “plan,” “potential”, “estimate” or similar expressions.  Actual results may differ materially from those set forth in the forward-looking statements due to a variety of factors.  More information about these risks, uncertainties and factors may be found in
TSYS’ filings with the Securities and Exchange Commission, including its
2013 Annual Report on Form 10-K.  TSYS does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise.
©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Use of Non-GAAP Financial Measures

This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: revenues before reimbursable items; operating margin excluding reimbursable items; revenues measured on a constant currency basis; free cash flow; EBITDA, adjusted EBITDA, adjusted earnings per share, adjusted segment operating income and adjusted segment operating margin. The most comparable GAAP measures to these measures are revenues; operating margin; revenues; cash flows from operating activities; net income; net income;
earnings per share, operating income and operating margin, respectively.
Management uses these non-GAAP financial measures to assess the performance of TSYS’ core business. TSYS believes that these non-GAAP financial measures provide meaningful additional information about TSYS to assist investors in evaluating TSYS’ operating results. These non-GAAP financial measures should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. The computations of the non-GAAP financial measures used in this slide presentation are set forth in the
Appendix to this slide presentation.

Troy Woods President & Chief Executive Officer ©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Paul Todd Chief Financial Officer ©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
3Q 2014 North America Segment Highlights

($ in millions)
(*) Revenues Before Reimbursable Items
($ in millions)
1.9% 0.8%
4.4%
4.5%
6.8%
Adjusted Segment Operating Income
Operating Margin*
(1) Includes Credit, Debit,
Retail, Prepaid & Loyalty
(2) Includes Healthcare
9.1%
Largest Quarter of Segment Revenue in
History, Excluding Termination Fees
Double Digit YOY Revenue Growth
–
First Time Since 2006
Revenue Growth Benefiting from Conversions
8.7% 10.9%
4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14
4%
Consumer (1)
Commercial (2)
Other
73%
23%
$81.2
$68.7
$81.3
$84.4
$87.1
$74.6
$84.6
$92.7
38.0%
33.4%
37.9%
38.9%
39.0%
33.2%
36.3%
38.5%
$213.6
$205.6
$214.5
$217.3
$223.3
$224.4
$233.2
$241.0
Segment Revenue*
YOY Growth %
Segment Revenue by Line of Business*

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
3Q 2014 North America Segment Highlights

(*) Growth Excluding Prepaid, Government Services and Single Use Accounts
*
(in millions) (in millions)
5.5% 5.2%
6.3%
16.2%
16.5%
20.9%
16.9% 11.2% 11.6%
13.4%
12.7% 7.8% 11.5% 17.6% 13.4% 15.6%
17.2%
17.1%
Five Straight Quarters of Double Digit Growth in Traditional Accounts on File*
Over 10M Accounts Converted in 3Q14
Largest Quarter of Transaction Volume in History at 2.8B
Same Client Transactions up 12.6%
18.5%
19.1%
20.7%
17.4%
18.1%
18.3%
424.8
422.8
430.7
461.4
481.9
495.5
510.3
541.4
Accounts on File
YOY Growth %
4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14
2,194.7
2,013.4
2,235.0
2,395.8
2,488.2
2,327.6
2,696.7
2,833.6
4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14
Transaction Volume
YOY Growth %

Adjusted Segment Operating Income
Operating Margin*
3Q 2014 International Segment Highlights

($ in millions)
Reported
Constant
Currency
(*) Revenues Before Reimbursable Items
($ in millions)
1.1% (2.6%) (4.0%)` 0.7%
0.1% (0.9%) 3.1%
9.0%
8.6%
86%
0.5%
(4.6%)
Revenue $87.4M* – Up 12.2%
Up 4.4% on Constant Currency
$6.1M of Currency Benefit
Positive Revenue Growth in All Regions
Margin Improvement Continues
(1.0%)
10.6%
1.8%
12.2%
4.4%
©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
8.4%
9.0%
10.0%
12.2%
19.9%
5.9%
13.9%
18.3%
Segment Revenue by Region
QTD
Europe
MEA
Rest Of World
7%
7%
$7.0
$6.9
$7.7
$9.5
$18.0
$4.6
$11.7
$16.0
4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14
$83.1
$76.4
$76.6
$77.9
$90.6
$76.8
$84.7
$87.4
4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14
Segment Revenue*
YOY Growth %

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
3Q 2014 International Segment Highlights

(in millions) (in millions)
19.5% 14.2% 23.3% 26.7% 17.3%
19.3%
AOF Grew 4.9M YOY Predominately Organic
Transactions Grew 48.9M, or 9.3% YOY
Same Client Transactions Grew 9.7%
13.4%
4.1% 3.7% 9.9% 12.1% 8.5% 8.9%
7.5%
8.1%
9.3%
Accounts on File
YOY Growth %
Transaction Volume
YOY Growth %
54.5
55.7
58.0
59.2
4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14
59.1
60.7
62.3
64.1
4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14
473.6
434.0
492.4
525.5
555.6
517.9
558.1
574.3

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Revenues Before Reimbursables Increased 1.2%
Direct Up 4% with Continued Focus on Growth Initiatives
Indirect Down (2)% But Exceeding Expectations
Second Quarter of Improved Operating Margin
3Q 2014 Merchant Segment Highlights

(*) Revenues Before Reimbursable Items
($ in millions)
5.5% 11.1% 15.6% 5.4% 4.3%
($ in millions)
(4.3%)
(4.1%)
1.2%
Segment Revenue by Mix*
QTD
Direct
Indirect
43%
57%
Segment Revenue*
YOY Growth
%
$105.9
$109.3
$113.0
$113.6
$110.4
$104.6
$108.3
$115.0
4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14
$37.7 $37.6
$41.3
$40.8
$36.0
$30.2
$32.9
$40.4
35.6% 34.4%
36.6%
35.9%
32.6%
28.8%
30.4%
35.1%
4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14
Adjusted Segment Operating Income
Operating Margin*

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

3Q 2014 Merchant Segment Highlights
(*) Excludes Managed Accounts
Segment Revenue by LOB
YOY Growth %
($ in billions)
32.2% 35.3% 40.6% 22.0% 11.1%
(12%)
45% 55% 26% 22%
(11%) (12%) (12%)
($ in millions)
4%
(14%)
9.3%
POS Transactions Increased 4.3%, Excluding Deconverted Accounts
SBS Sales Volume Up 10.0%
Value Added Products Key Component Driving Revenue Growth
8.2%
1%
(10%)
4%
(2%)
10.0%
$4.7
$4.8
$5.3
$5.3
$5.2
$5.3
$5.8
$5.9
4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14
SBS Sales Volume
YOY Growth %
$55
$51
$52 $51
$51
$48 $45
$46
$50
$57
$62
$63
$62
$59 $62
$65
4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14
Indirect Direct

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Adjusted Segment Operating Income*
Segment Revenue
YOY Growth %
3Q 2014 NetSpend Segment Highlights

($ in millions)
10%
44%
33%
13%
Revenue $114.0M – Up 10.0%
Added 4k Distributing Locations and
Employers Bringing the Total to Over 80k
Launched Western Union Both in Retail and
Direct Channels
Rolled Out Paychex to Entire Salesforce
($ in millions)
(*NOTE: Periods prior to the acquisition by TSYS have been restated )
$89.7
$117.3
$104.9
$103.7
$104.1
$132.6
$116.8
$114.0
16.9% 28.3% 22.9%
22.2%
16.1%
13.1%
11.4% 10.0%
4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14
Segment Revenue by Channel
QTD
Partner
Retail
Direct
Paycard
$23.9
$28.0
$29.3
$34.6
$31.7
$28.7
$30.7
$36.1
26.7%
23.9%
27.9%
33.4%
30.5%
21.7%
26.3%
31.7%
4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14
Operating Margin*

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
3Q 2014 NetSpend Segment Highlights

Gross Dollar Volume
YOY Growth %
Direct Deposit Active Cards
YOY Growth %
Direct Deposit Active Cards up 20.6%
Gross Dollar Volume (GDV) up 16.6%
Double Digit Growth in Direct Deposit Active Cards Across All Channels
(in thousands)
($ in millions)
25.1% 66.7% 42.3% 23.8% 22.1%
18.2% 42.8% 30.1% 22.4%
21.2%
17.6% 20.6%
1,081.6
1,707.9
1,361.4
1,261.1
1,321.1
2,070.3
1,600.7
1,520.7
4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14
$3,265.4
$5,378.7
$3,947.9
$3,780.9
$3,967.6
$6,567.2
$4,628.0
$4,409.3
4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14
21.5%
22.1%
17.2%
16.6%

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Consolidated Selected Financial Highlights

$616,891 $570,551 8.1%
Total Revenues
$1,811,774 $1,481,202 22.3%
552,860 509,488 8.5
Revenues Before Reimbursable Items
1,623,678 1,298,449 25.0
198,040 179,446 10.4
Adjusted EBITDA*
518,529 442,996 17.1
$0.56 $0.49 12.5
Adjusted EPS* from Continuing
Operations
$1.38 $1.25 10.4
(in thousands, except per share data)
3
rd
Qtr
2014
3
rd
Qtr
2013
Percent
Change
YTD
2014
YTD
2013
Percent
Change
(*) Adjusted EBITDA and Adjusted EPS definitions are contained in Appendix

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Revenues before
Reimbursable
Items
Adjusted
Operating Margin
Adjusted
Segment
Operating Income
North America $92,736 $240,957 38.49%
International 15,976 87,385 18.28%
Merchant 40,409 115,012 35.13%
NetSpend 36,123 114,048 31.67%
Eliminations -- (4,542)
Corporate administration excluding stock comp (25,428) --
Adjusted operating margin $159,816 $552,860 28.91%
Amortization of acquisition intangibles (24,210)
NetSpend M&A expenses (779)
Stock-based compensation (5,420)
Operating income (US GAAP) $129,407
Segment Operating Margin and Consolidated
Adjusted Operating Margin
(in thousands)

Three Months Ended September 30, 2014

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Revenues before
Reimbursable
Items
Adjusted
Operating Margin
Adjusted
Segment
Operating Income
North America $251,892 $698,543 36.06%
International 32,274 248,890 12.97%
Merchant 103,473 327,972 31.55%
NetSpend 95,543 363,521 26.28%
Eliminations -- (15,248)
Corporate administration excluding stock comp (75,278) --
Adjusted operating margin $407,904 $1,623,678 25.12%
Amortization of acquisition intangibles (72,805)
NetSpend M&A expenses (3,213)
Stock-based compensation (23,019)
Operating income (US GAAP) $308,867
Segment Operating Margin and Consolidated
Adjusted Operating Margin
(in thousands)

Nine Months Ended September 30, 2014

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Rollforward of Quarterly Cash Balance
$200
$500
$100
$0
$300
Operating
Activities
$151
Cap Ex
($62)
Debt Pmts
($14)
Dividends
($19)
Other
($2)
Ending
Balance
$266
(in millions)
6/30/2014 9/30/2014

$400
Acquisition
($39)
Beginning
Balance
$251

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Cash Flow Strength:
2014 TTM Consolidated Financial Highlights

TTM = Trailing Twelve Months
(in millions)
$700
$535
$292
$318
$266
$0
$75
$150
$225
$300
$375
$450
$525
$600
$675
$750
Adjusted EBITDA Cash flow from operations Free cash flow Net income Ending cash

Q&A ©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Appendix ©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Appendix: Non-GAAP Items – Adjusted EBITDA
and Adjusted EPS
• Adjusted EBITDA is net income excluding equity in income of equity investments, nonoperating income/(expense), taxes, depreciation, amortization and stock-based compensation expenses and NetSpend merger & acquisition expenses.
• Adjusted EPS is adjusted earnings divided by weighted average shares outstanding used for basic EPS calculations. Adjusted earnings is net income excluding the after-tax impact of stock-based compensation expenses, amortization of acquisition intangibles, and NetSpend merger & acquisition expenses.
• Adjusted segment operating income is operating income at the segment level adjusted for amortization of acquisition intangibles.
• Adjusted segment operating margin is adjusted segment operating income divided by segment revenues before reimbursable items.
• The Company believes that these non-GAAP financial measures it presents are useful to investors in evaluating the Company’s operating performance for the following reasons:
– adjusted EBITDA and adjusted EPS are widely used by investors to measure a company’s operating performance without regard to items, such as interest expense, income tax expense, depreciation and amortization, merger and acquisition expenses and employee stock-based compensation expense that can vary substantially from company to company depending upon their respective financing structures and accounting policies, the book values of their assets, their capital structures and the methods by which their assets were acquired; and
– securities analysts use adjusted EBITDA and adjusted EPS as supplemental measures to evaluate the overall operating performance of companies.
• By comparing the Company’s adjusted EBITDA and adjusted EPS in different historical periods, investors can evaluate the Company’s operating results without the additional variations caused by employee stock-based compensation expense, which may not be comparable from period to period due to changes in the fair market value of the Company’s common stock (which is influenced by external factors like the volatility of public markets and the financial performance of the Company’s peers) and is not a key measure of the Company’s operations.
• The Company’s management uses the non-GAAP financial measures:
– as measures of operating performance, because they exclude the impact of items not directly resulting from the Company’s core operations;
– for planning purposes, including the preparation of the Company’s annual operating budget;
– to allocate resources to enhance the financial performance of the Company’s business;
– to evaluate the effectiveness of the Company’s business strategies; and
– in communications with the Company’s board of directors concerning the Company’s financial performance.

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Consumer Credit
263.9 224.1 17.8 263.9 246.5 7.1
Retail
28.4 26.8 5.8 28.4 27.9 1.5
Total Consumer
292.3 250.9 16.5 292.3 274.4 6.5
Commercial
41.5 38.8 6.9 41.5 40.4 2.8
Other
21.2 16.9 25.3 21.2 20.4 4.0
Subtotal
355.0 306.6 15.8 355.0 335.2 5.9
Prepaid*/
Stored Value
125.1 110.7 13.0 125.1 117.7 6.4
Government
Services
66.7 61.6 8.1 66.7 65.6 1.5
Commercial Card
Single Use
58.7 41.7 41.0 58.7 54.2 8.4
Total AOF
605.5 520.6 16.3 605.5 572.7 5.7
Appendix: Accounts on File Portfolio Summary
(in millions)

(* - Prepaid does not include NetSpend accounts)
Sep
2014
Sep
2013
%
Change
Sep
2014
Jun
2014
%
Change

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Appendix: Non-GAAP Reconciliation –
Revenues Before Reimbursable Items
(in thousands)

Three Months Ended
9/30/14
9/30/14
Nine Months Ended
9/30/13
9/30/13
Total Revenues
$616,891 $570,551 $1,811,774 $1,481,202
Reimbursable Items
64,031 61,063 188,096 182,753
Revenues Before Reimbursable Items
$552,860 $509,488 $1,623,678 $1,298,449

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Appendix: Non-GAAP Reconciliation – Adjusted
Segment Operating Income and Operating Margin
Three Months Ended                                   Nine Months Ended
Operating income $129,407 $104,479 $308,867 $273,642
Add: Acquisition intangible amort 24,210 24,731 72,805 41,142
Add: Corporate admin and other 31,627 40,130 101,510 98,114
Total segment adjusted operating income $185,244 $169,340 $483,182 $412,898
By segment: North America services (a) $92,736 $84,443 $251,892 $234,509
International services (b) $15,976 $9,528 $32,274 $24,082
Merchant services (c) $40,409 $40,753 $103,473 $119,691
NetSpend (d) $36,123 $34,616 $95,543 $34,616
Total revenues $616,891 $570,551 $1,811,774 $1,481,202
Reimbursable items (64,031) (61,063) (188,096) (182,753)
Total segment revenues before reimbursable items $552,860 $509,488 $1,623,678 $1,298,449
Intersegment revenues 4,542 3,001 15,248 9,428
By segment: North America services (e) $240,957 $217,257 $698,543 $637,379
International services (f) $87,385 $77,876 $248,890 $230,889
Merchant services (g) $115,012 $113,650 $327,972 $335,903
NetSpend (h) $114,048 $103,706 $363,521 $103,706
Adjusted segment operating margin:
North America services (a) / (e) 38.49% 38.87% 36.06% 36.79%
International services (b) / (f) 18.28% 12.23% 12.97% 10.43%
Merchant services (c) / (g) 35.13% 35.86% 31.55% 35.63%
NetSpend (d) / (h) 31.67% 33.38% 26.28% 33.38%
(in thousands)

9/30/13 9/30/14
9/30/13
9/30/14

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Nine
Months Ended
9/30/14        9/30/13
Percentage
Change
Three
Months Ended
9/30/14          9/30/13
Percentage
Change
Appendix: Non-GAAP Reconciliation –
Constant Currency
(1) Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period.
(2) Reflects the impact of calculated changes in foreign currency rates from the comparable period.
(in thousands)
Consolidated:
Constant Currency (1) $610,554 $570,551 7.0% $1,793,838 $1,481,202 21.1%
Foreign Currency (2) 6,337 --- 17,936 ---
Total Revenues $616,891 $570,551 8.1% $1,811,774 $1,481,202 22.3%
International Services:
Constant Currency (1) $85,506 $83,025 3.0% $246,940 $245,420 0.6%
Foreign Currency (2) 6,359 --- 17,770 ---
Total Revenues $91,865 $83,025 10.6% $264,710 $245,420 7.9%

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Nine
Months Ended
9/30/14        9/30/13
Percentage
Change
Three
Months Ended
9/30/14       9/30/13
Percentage
Change
Appendix: Non-GAAP Reconciliation –
Constant Currency
(1) Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period.
(2) Reflects the impact of calculated changes in foreign currency rates from the comparable period.
(in thousands)

Consolidated:
Constant Currency (1) $546,782 $509,488 7.3% $1,606,786 $1,298,449 23.7%
Foreign Currency (2) 6,078 --- 16,892 ---
Revenues before
reimbursable items $552,860 $509,488 8.5% $1,623,678 $1,298,449 25.0%
International Services:
Constant Currency (1) $81,284 $77,876 4.4% $232,166 $230,889 0.6%
Foreign Currency (2) 6,101 --- 16,725 ---
Revenues before
reimbursable items $87,385 $77,876 12.2% $248,890 $230,889 7.8%

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Appendix: Non-GAAP Reconciliation –
EBITDA and Adjusted EBITDA
(in thousands)

Three Months Ended Nine Months Ended
Sep
2014
Sep
2013
Sep
2014
Sep
2013
Net income :
As reported (GAAP) (a) $85,198 $67,494 $248,163 $187,205
Adjusted for:
Deduct: Income from discontinued
operations
(880) (611) (51,993) (1,305)
Deduct: Equity in Income of Equity
Investments
(4,135) (2,792) (11,831) (9,357)
Add: Income Taxes 39,227 30,100 94,333 77,547
Add: Nonoperating expenses 9,997 10,288 30,195 19,552
Add: Depreciation and
amortization 62,434 57,901 183,430 137,758
EBITDA $191,841 $162,380 $492,297 $411,400
Adjust for:
Add: Share-based compensation 5,420 9,784 23,019 19,587
Add: NetSpend  M&A expenses 779 7,282 3,213 12,009
Adjusted EBITDA $198,040 $179,446 $518,529 $442,996

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Appendix: Non-GAAP Reconciliation –
Adjusted EPS
(in thousands)

Three Months Ended Nine Months Ended
Sep
2014
Sep
2013
Sep
2014
Sep
2013
Income from continuing operations available to
TSYS Common Shareholders:
As reported (GAAP) (a) $82,925 $64,834 $192,018 $180,835
Adjusted for amounts attributable to TSYS
common shareholders (net of taxes):
Acquisition intangible amortization 15,762 16,595 47,374 27,134
Share-based compensation 3,573 6,706 15,174 13,425
NetSpend M&A expenses 786 5,424 3,111 13,934
Adjusted earnings (b) $103,046 $93,559 $257,677 $235,328
Average common shares outstanding and
participating securities (c) 185,577 189,525 186,559 188,035
Basic EPS Available to TSYS Common
Shareholders (a) / (c) $0.45 $0.34 $1.03 $0.96
Adjusted EPS Available to TSYS Common
Shareholders (b) / (c) $0.56 $0.49 $1.38 $1.25

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Appendix: Non-GAAP Reconciliation –
EBITDA and Adjusted EBITDA
Trailing
Twelve Months
Ended
9/30/2014
Net Income $317,556
Adjusted for:
Deduct: Discontinued operations (52,744)
Deduct: Equity in Income of Equity Investments (15,522)
Add: Income Taxes 127,767
Add: Nonoperating expense 40,668
Add: Depreciation and Amortization 244,698
EBITDA $662,423
Adjust for: Share-based compensation 32,364
NetSpend M&A Operating Expenses* 4,838
Adjusted EBITDA $699,625
(in thousands)

* Excludes share-based compensation

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Appendix: Non-GAAP Reconciliation –
Free Cash Flow
Trailing
Twelve Months
Ended
9/30/2014
(in thousands)

Cash Flows from Operating Activities $535,028
Less:
Purchase of Property and Equipment (71,057)
Additions to Licensed Computer Software from Vendors (44,814)
Additions to Internally Developed Computer Software (41,250)
Additions to Contract Acquisition Costs (85,682)
Free Cash Flow $292,225